UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 26, 2016

ASHLAND INC.
(Exact name of registrant as specified in its charter)

Kentucky
(State or other jurisdiction of incorporation)

1-32532	20-0865835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard
P.O. Box 391
Covington, Kentucky  41012-0391
Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On July 26, 2016, Ashland Inc. (“Ashland”) announced preliminary third quarter results, which are discussed in more detail in the news release (the “News Release”) attached to this Current Report on Form 8-K (“Form 8-K”) as Exhibit 99.1, which is incorporated herein by reference into this Item 2.02.

Item 7.01.  Regulation FD Disclosure

On July 26, 2016, Ashland will make available the News Release, a slide presentation and prepared remarks on the “Investor Center” section of Ashland’s website located at http://investor.ashland.com.  A copy of the slide presentation and the prepared remarks are attached to this Form 8-K as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference solely for purposes of this Item 7.01 disclosure.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits
99.1	News Release dated July 26, 2016.
99.2	Slide Presentation dated July 26, 2016.
99.3	Prepared Remarks dated July 26, 2016.

In connection with the disclosures set forth in Items 2.02 and 7.01 above, the information in this Form 8-K, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Form 8-K, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any  incorporation by reference language in any such filing. This Form 8-K will not be deemed an admission as to the materiality of any information in this Form 8-K that is required to be disclosed solely by Regulation FD.

Non-solicitation
A registration statement relating to the securities of Ashland Global Holdings Inc. in connection with the reorganization of Ashland under a new holding company has been filed with the SEC but has not yet become effective. The securities subject to such registration statement may not be sold, nor may offers to buy such securities be accepted, before the time the registration statement becomes effective. This Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy such securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction.

Additional Information and Where to Find It
 In connection with the reorganization, Ashland filed with the SEC the Ashland Global Holdings Inc. registration statement (the "Ashland Global Registration Statement") that includes a proxy statement of Ashland Inc. that also constitutes a prospectus of Ashland Global Holdings Inc. with respect to the securities of Ashland Global Holdings Inc. (the Ashland Global Registration Statement has not yet been declared effective). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT ASHLAND INC., ASHLAND GLOBAL HOLDINGS INC. AND THE REORGANIZATION. A definitive proxy statement will be sent to shareholders of Ashland Inc. seeking approval of the reorganization after the Ashland Global Registration Statement is declared effective. The proxy statement/prospectus and other documents relating to the reorganization can be obtained free of charge from the SEC website at www.sec.gov.

Participants in Solicitation
 This communication is not a solicitation of a proxy from any investor or shareholder. However, Ashland Inc., Ashland Global Holdings Inc. and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the reorganization under the rules of the SEC. Information regarding Ashland Inc.'s directors and executive officers may be found in its definitive proxy statement relating to its 2016 Annual Meeting of Shareholders filed with the SEC on December 4, 2015 and in the proxy statement/prospectus included in the Ashland Global Registration Statement. Information regarding Ashland Global Holdings Inc.'s directors and executive officers may be found in the proxy statement/prospectus included in the Ashland Global Registration Statement. These documents can be obtained free of charge from the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND INC.
(Registrant)

July 26, 2016	/s/ J. Kevin Willis
J. Kevin Willis
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	News Release dated July 26, 2016.
99.2	Slide Presentation dated July 26, 2016.
99.3	Prepared Remarks dated July 26, 2016.